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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                October 20, 2000

                                MERCK & CO., Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

       1-3305                                             22-1109110
(Commission File Number)                    (I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ               08889-0100
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code                (908) 423-1000

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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on October 20, 2000, attached as Exhibit 99(a). Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b).

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99(a)             Press release issued                                     Filed with
                               October 20, 2000 regarding                               this document
                               earnings for third quarter

     Exhibit 99(b)             Certain supplemental information                         Filed with
                               not included in the press release                        this document

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MERCK & CO., Inc.




Date:  October 20, 2000                  By: /s/ Debra A. Bollwage
                                             ----------------------------------
                                             DEBRA A. BOLLWAGE
                                             Assistant Secretary


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                                  EXHIBIT INDEX



Exhibit
Number                     Description
------                     -----------

 99(a)                     Press release issued October 20, 2000
                           regarding earnings for third quarter

 99(b)                     Certain supplemental information not
                           included in the press release


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